UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)                 April 29, 2010
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                                  Unisys Way
                         Blue Bell, Pennsylvania  19424
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.01.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In its proxy statement for its 2010 annual meeting of stockholders (the "Annual Meeting"), Unisys Corporation (the "Company") proposed that its stockholders approve an amendment to the Company's Bylaws to increase the mandatory retirement age for directors from age 70 to age 72. The proxy statement also stated that, if the amendment were approved by stockholders, Theodore E. Martin, who is 70 years old, would stand for reelection at the Annual Meeting and that, if the amendment were not approved by stockholders, Mr. Martin would not be a nominee for election at the meeting and would retire from the Board at the Annual Meeting. Approval of this Bylaw amendment required the affirmative vote of not less than 80% of the outstanding shares of the Company's common stock. Because the proposed amendment received the affirmative vote of less than 80% of the outstanding shares, it was not approved at the Annual Meeting held on April 29, 2010. Accordingly, Mr. Martin retired from the Board at the Annual Meeting.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

(a)    The Company's Annual Meeting was held on April 29, 2010.

(b) The following matters were voted upon at the Annual Meeting and received the following votes:

   (1) A proposal to approve amendments to the Company's Restated Certificate of Incorporation and Bylaws to declassify the Board of Directors and provide for the annual election of all directors beginning at the 2011 Annual Meeting of Stockholders - 36,439,660 votes for; 497,096 votes against; 87,487 abstentions.

   (2) A proposal to approve an amendment to the Company's Bylaws to increase the mandatory retirement age for directors from age 70 to age 72 - 31,974,141 votes for; 4,998,151 votes against; 51,951 abstentions.

   (3) A proposal to approve amendments to the Company's Restated Certificate of Incorporation and Bylaws to decrease the minimum and maximum number of directors that may comprise the Board of Directors to a minimum of 7 and a maximum of 15 - 36,188,550 votes for; 764,009 votes against; 71,684 abstentions.

   (4) Election of Directors as follows:

Henry C. Duques - 27,272,331 votes for; 2,487,842 votes against; 457,794 abstentions; 6,806,276 broker non-votes.

Charles B. McQuade - 25,415,530 votes for; 4,369,453 votes against; 432,984 abstentions; 6,806,276 broker non-votes.

   (5) A proposal to ratify the selection of KPMG LLP as the company's independent registered public accounting firm for 2010 - 35,863,702 votes for; 803,550 votes against; 356,991 abstentions.

   (6) A proposal to approve the Unisys Corporation 2010 Long-Term Incentive and Equity Compensation Plan - 22,486,239 votes for; 7,464,558 votes against; 267,170 abstentions; 6,806,276 broker non-votes.

Item 8.01.  Other Events

At the Annual Meeting on April 29, 2010, the Company's stockholders approved amendments (which were described in the Company's proxy statement for the Annual Meeting) to the Company's Restated Certificate of Incorporation and Bylaws to (1) declassify the Board of Directors and provide for the annual election of all directors beginning at the 2011 annual meeting of stockholders and (2) decrease the minimum and maximum number of directors that may comprise the Board of Directors to a minimum of 7 and a maximum of 15. Accordingly, on April 29, 2010, the Company filed a Restated Certificate of Incorporation incorporating these amendments with the Secretary of State of the State of Delaware and also amended its Bylaws. A copy of this Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report. A copy of the Bylaws as amended through April 29, 2010 is filed as Exhibit 3.2 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)  The following exhibits are being filed herewith:

    3.1 Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of the State of Delaware on April 29, 2010.

    3.2    Bylaws of Unisys Corporation, as amended through April 29, 2010.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION


Date: April 30, 2010                           By: /s/ Nancy Straus Sundheim
                                                       ---------------------
                                                       Nancy Straus Sundheim
                                                       Senior Vice President,
                                                       General Counsel and
                                                       Secretary












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                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

3.1 Restated Certificate of Incorporation of Unisys Corporation filed with the Secretary of State of the State of Delaware on April 29, 2010.

3.2        Bylaws of Unisys Corporation, as amended through April 29, 2010.